RBC FUNDS TRUST

Semi-Annual Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3

RBC FUNDS TRUST:
Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period October 1, 2017 through March
31, 2018 in accordance with the Trust's Rule 10f-3
Procedures.

RBC BlueBay High Yield Bond Fund

ISSUER: DCP MIDSTREAM PARTNERS
Trade Date: 11/13/17
Part of Registered Public Offering
Selling Broker: Bank of America NY
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Merrill Lynch, Pierce, Fenner & Smith
Incorporated; J.P. Morgan Securities LLC; RBC Capital
Markets, LLC; Wells Fargo Securities, LLC; Barclays Capital
Inc.; Citigroup Global Markets Inc.; Mizuho Securities USA
LLC; MUFG Securities Americas Inc.; SunTrust Robinson
Humphrey, Inc.; TD Securities (USA) LLC; Credit Suisse
Securities (USA) LLC; PNC Capital Markets LLC; Scotia
Capital (USA) Inc.; US Bancorp Investments, Inc.
Amount Purchased:  $200,000
Purchase Price: $100/share
% of Issue: 0.04%

ISSUER: Telenet Finance Luxembourg Notes S.a r.l.
Trade Date: 11/29/17
Part of an Eligible Rule 144A Offering
Selling Broker: Deutsche Bank
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Deutsche Bank; BNP Paribas; Credit
Suisse; Goldman Sachs International; J.P. Morgan; Rabobank;
RBC Capital Markets; Scotiabank; Societe Generale; BofA
Merrill Lynch
Amount Purchased:  $200,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Quicken Loans, Inc.
Trade Date: 12/05/17
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Bank of America Merrill Lynch; Credit
Suisse Securities USA LLC; JP Morgan Securities; Allen &
Co; Barclays Capital; Fifth Third Securities Inc; Goldman
Sachs; The Huntington Investment Co; KeyBanc Capital
Markets; RBC Capital Markets; UBS Securities LLC; Wells
Fargo Securities LLC
Amount Purchased:  $360,000
Purchase Price: $100/share
% of Issue: 0.04%

ISSUER: IRON MOUNTAIN INC
Trade Date: 12/12/17
Part of an Eligible Rule 144A Offering
Selling Broker: Barclays
Affiliated Underwriter: RBC Capital Markets
Syndicate Members:  Barclays Capital; Credit Agricole
Securities USA Inc; Goldman Sachs; HSBC Securities; JP
Morgan Securities; Merrill Lynch Pierce Fenner & Smith;
Morgan Stanley; MUFG Securities Americas Inc; Wells Fargo
Securities LLC; Citizens Capital Markets; PNC Capital
Markets; RBC Capital Markets; Scotia Capital Inc; SunTrust
Robinson Humphrey; TD Securities USA LLC

Amount Purchased:  $150,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Sunoco LP/Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $75,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Sunoco LP/Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $124,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Sunoco LP/Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $107,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Extraction Oil & Gas, Inc
Trade Date: 1/18/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital; Credit Suisse
Securities (Europe) Ltd; Goldman Sachs; SunTrust Robinson
Humphrey; Wells Fargo Securities LLC; ABN AMRO Securities
USA LLC; Capital One Securities Inc; Citigroup Global
Markets Inc; The Huntington Investment Co; Intrepid
Partners LLC; KeyBanc Capital Markets; Merrill Lynch Pierce
Fenner & Smith; PNC Capital Markets; RBC Capital Markets;
Amount Purchased:  $469,000
Purchase Price: $100/share
% of Issue: 0.06%

ISSUER: Meredith Corporation
Trade Date: 1/19/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital; Citigroup Global
Markets Inc; Credit Suisse; RBC Capital Markets
Amount Purchased:  $130,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Shelf Drilling Holdings, Ltd.
Trade Date: 1/31/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Credit Suisse Securities USA LLC; HSBC
Securities; JP Morgan Securities; RBC Capital Markets;
Arctic Securities; CLARKSONS PLATOU SECURITIES AS; DNB
Markets; ING Groep NV; UBS Securities LLC
Amount Purchased:  $108,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Frontier Communications Corporation
Trade Date: 3/8/18
Part of an Eligible Rule 144A Offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Bank of America Merrill Lynch; Barclays
Capital; Citigroup Global Markets Inc; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs Capital Markets; JP Morgan Securities; Morgan
Stanley; RBC Capital Markets LLC; Mizuho Securities USA
Inc; MUFG Securities Americas Inc
Amount Purchased:  $90,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Springleaf Finance Corporation
Trade Date: 3/8/18
Part of Registered Public Offering
Selling Broker: Barclays
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital Inc.; Morgan Stanley &
Co. LLC; Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC.; Goldman Sachs & Co. LLC; RBC Capital
Markets, LLC; Societe Generale American Securities, LLC;
Sandler O'Neill & Partners, L.P.; The Williams Capital
Group, L.P.
Amount Purchased:  $230,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Cequel Communications Holdings I, LLC/Cequel
Capital Corporation
Trade Date: 3/22/18
Part of an Eligible Rule 144A Offering
Selling Broker: Goldman Sachs
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital; BNP Paribas; Credit
Suisse; Goldman Sachs; JP Morgan; Morgan Stanley; RBC
Capital Markets; TD Securities
Amount Purchased:  $331,000
Purchase Price: $100/share
% of Issue: 0.03%

ISSUER: Coty Inc.
Trade Date: 3/28/18
Part of an Eligible Rule 144A Offering
Selling Broker: BNP Paribas
Affiliated Underwriter: RBC Capital Markets; RBC Europe
Ltd.
Syndicate Members: BNP Paribas; Credit Agricole Corp and
Inv Bank/NY; Deutsche Bank AG London; HSBC Securities; ING
Financial Markets LLC; JP Morgan Securities PLC; Merrill
Lynch International; Mizuho International PLC; Morgan
Stanley & Co International PLC; RBC Europe Ltd; UniCredit
Bank AG; Banca IMI SpA/United Kingdom; Banco Bilbao Vizcaya
Argentaria; BMO Capital Markets Corp; Citigroup Global
Markets Inc; Fifth Third Securities Inc; Scotiabank Europe
PLC; SMBC Nikko Capital Markets Ltd; TD Securities USA LLC
Amount Purchased:  ?132,000
Purchase Price: ?100/share
% of Issue: 0.02%

RBC BlueBay Diversified Credit Fund

ISSUER: DCP MIDSTREAM PARTNERS
Trade Date: 11/13/17
Part of Registered Public Offering
Selling Broker: Bank of America NY
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Merrill Lynch, Pierce, Fenner & Smith
Incorporated; J.P. Morgan Securities LLC; RBC Capital
Markets, LLC; Wells Fargo Securities, LLC; Barclays Capital
Inc.; Citigroup Global Markets Inc.; Mizuho Securities USA
LLC; MUFG Securities Americas Inc.; SunTrust Robinson
Humphrey, Inc.; TD Securities (USA) LLC; Credit Suisse
Securities (USA) LLC; PNC Capital Markets LLC; Scotia
Capital (USA) Inc.; US Bancorp Investments, Inc.
Amount Purchased:  $110,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Telenet Finance Luxembourg Notes S.a r.l.
Trade Date: 11/29/17
Part of an Eligible Rule 144A Offering
Selling Broker: Deutsche Bank
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Deutsche Bank; BNP Paribas; Credit
Suisse; Goldman Sachs International; J.P. Morgan; Rabobank;
RBC Capital Markets; Scotiabank; Societe Generale; BofA
Merrill Lynch;
Amount Purchased:  $200,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: Quicken Loans, Inc.
Trade Date: 12/05/17
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Bank of America Merrill Lynch; Credit
Suisse Securities USA LLC; JP Morgan Securities; Allen &
Co; Barclays Capital; Fifth Third Securities Inc; Goldman
Sachs; The Huntington Investment Co; KeyBanc Capital
Markets; RBC Capital Markets; UBS Securities LLC; Wells
Fargo Securities LLC
Amount Purchased:  $200,000
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: IRON MOUNTAIN INC
Trade Date: 12/12/17
Part of an Eligible Rule 144A Offering
Selling Broker: Barclays
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Barclays Capital; Credit Agricole
Securities USA Inc; Goldman Sachs; HSBC Securities; JP
Morgan Securities; Merrill Lynch Pierce Fenner & Smith;
Morgan Stanley; MUFG Securities Americas Inc; Wells Fargo
Securities LLC; Citizens Capital Markets; PNC Capital
Markets; RBC Capital Markets; Scotia Capital Inc; SunTrust
Robinson Humphrey; TD Securities USA LLC
Amount Purchased:  $80,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Sunoco LP/ Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $42,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Sunoco LP/ Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $68,000
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: Sunoco LP/ Sunoco Finance Corporation
Trade Date: 1/9/18
Part of an Eligible Rule 144A Offering
Selling Broker: Credit Suisse
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BBVA Securities Inc; Citigroup Global
Markets Inc; Credit Agricole Indosuez; Credit Suisse
Securities USA LLC; Deutsche Bank Securities Inc; Goldman
Sachs; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc; Morgan Stanley; MUFG Securities
Americas Inc; Natixis Securities North America Inc; PNC
Capital Markets; RBC Capital Markets; SMBC Nikko Securities
America Inc; TD Securities USA LLC
Amount Purchased:  $60,000
Purchase Price: $100/share
% of Issue: 0.01%

RBC Impact Bond Fund

ISSUER: Denver School District No.1, Colorado
Trade Date: 1/18/18
Part of an Eligible Municipal Security
Selling Broker: Stifel Nicolaus & Co.
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: Stifel Nicolaus & Co.; RBC Capital
Markets; J.P. Morgan; George K. Baum & Company; Citigroup;
Harvestons Securities, Inc.
Amount Purchased:  $50,000
Purchase Price: $100/share
% of Issue: 0.05%